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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 21, 2001



                                   AETNA INC.
             (Exact Name of Registrant as Specified in its Charter)



        Pennsylvania                     1-16095                  23-2229683
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation                                             Identification No.)


151 Farmington Avenue
Hartford, Connecticut                                               06156
(Address of Principal Executive Offices)                          (Zip Code)





                                 (860) 273-0123
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure

The Company hereby provides the information attached as Exhibit 99.1, consisting of previously reported supplemental financial information, resegmented to conform to the financial reporting presentation to be used by the Company commencing in the first quarter of 2001.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          AETNA INC.


Date:  March 21, 2001                        By:      /s/ Alan M. Bennett
                                                      --------------------
                                             Name:    Alan M. Bennett
                                             Title:   Vice President and
                                                      Corporate Controller